Exhibit 99.1

SIMON PROPERTY GROUP

Overview

The Company

Simon Property Group, Inc. (“SPG”) (NYSE:SPG) is a self-administered and self-managed real estate investment trust (“REIT”).  Simon Property Group, L.P. (the “Operating Partnership”) is a subsidiary partnership of SPG.  Shares of SPG are paired with beneficial interests in shares of stock of SPG Realty Consultants, Inc. (“SRC”, and together with SPG, the “Company”).  The Company and the Operating Partnership (collectively the “Simon Group”) are engaged primarily in the ownership, operation, management, leasing, acquisition, expansion and development of real estate properties, primarily regional malls and community shopping centers.

At September 30, 2001, the Company, directly or through the Operating Partnership, owned or had an interest in 250 properties which consisted of regional malls, community shopping centers, and specialty and mixed-use properties containing an aggregate of 185 million square feet of gross leasable area (GLA) in 36 states and six assets in Europe and Canada.  The Company, together with its affiliated management companies, owned or managed approximately 189 million square feet of GLA in retail and mixed-use properties.

This package was prepared to provide (1) ownership information, (2) certain operational information, and (3) debt information as of September 30, 2001, for the Company and the Operating Partnership.

Certain statements contained in this Supplemental Package may constitute “forward-looking statements” made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  Readers are cautioned that forward-looking statements involve risks and uncertainties, which may affect the business and prospects of the Company and the Operating Partnership.  We direct you to the Company’s various filings with the Securities and Exchange Commission including Form 10-K and Form 10-Q for a detailed discussion of risks and uncertainties.

We hope you find this Supplemental Package beneficial.  Any questions, comments or suggestions should be directed to:  Shelly J. Doran, Director of Investor Relations-Simon Property Group, P.O. Box 7033, Indianapolis, IN 46207.  Telephone:  (317) 685-7330; e-mail:  sdoran@simon.com

Simon Property Group Economic Ownership Structure (1)

September 30, 2001

Simon Property Group, Inc. (2)(3)(4)

Common Shareholders	Shares	%
Public Shareholders	167,155,128	96.8%
Simon Family	4,353,311	2.5%
DeBartolo Family	34,665	0.0%
Executive Management (5)	1,276,157	0.7%
	172,819,261	(4) 100.0%
	á
	|		Ownership of Simon Property Group, L.P.
	|
	|	171,148,317 units	Simon Property Group, Inc.	%
	|		Public Shareholders	70.2%
	|		Simon Family	1.8%
	|		DeBartolo Family	0.0
			Executive Management (5)	0.5%
			Subtotal	72.5%
Simon Property Group, L.P.			Limited Partners
	236,037,664 units		Simon Family	14.7%
			DeBartolo Family	9.2%
	|		Executive Management (5)	0.1%
	|		Other Limited Partners	3.5%
	|	64,889,347 units	Subtotal	27.5%
	|		Total	100.0%
	|
	â
Limited Partners
(“Limited Partners”)

Unitholders	Units	%
Simon Family	34,584,455	53.3%
DeBartolo Family	21,759,328	33.5%
Executive Management (5)	153,498	0.2%
Other Limited Partners	8,392,066	13.0%
	64,889,347	100.0%

(1)   Schedule excludes preferred stock (see "Preferred Stock/Units Outstanding") and units not convertible into common stock.

(2)   Managing general partner of Simon Property Group, L.P.

(3)   Shares of Simon Property Group, Inc. ("SPG") are paired with beneficial interests in shares of stock of SPG Realty Consultants, Inc.

(4)   The number of outstanding shares of common stock of SPG exceeds the number of Simon Property Group, L.P.  units owned by SPG by 1,670,944.  This is the result of the direct ownership of Ocean County Mall by SPG, partially offset by units issued to SPG in exchange for Northshore Mall.

(5)   Executive management excludes Simon family members.

SIMON PROPERTY GROUP

Changes in Common Shares and Unit Ownership

For the Period from December 31, 2000 through September 30, 2001

	Operating
	Partnership	Company
	Units(1)	Common Shares(2)

Number Outstanding at December 31, 2000	64,966,226	171,945,760

Restricted Stock Awards (Stock Incentive Program), Net	-	457,853

Issuance of Stock for Stock Option Exercises	-	368,851

Conversion of Series A Preferred Stock into Common Stock	-	46,797

Conversion of Units into Cash	(85,064)	-

Issuance of Units in Connection with Liberty Tree Mall	8,185	-

Number Outstanding at September 30, 2001	64,889,347	172,819,261

Total Common Shares and Units Outstanding at September 30, 2001:
237,708,608 (2)

Details for Diluted FFO Calculation:

Company Common Shares Outstanding at September 30, 2001	172,819,261

Number of Common Shares Issuable Assuming Conversion of:

Series A Preferred 6.5% Convertible(3)	1,893,651
Series B Preferred 6.5% Convertible(3)	12,490,773

Net Number of Common Shares Issuable Assuming Exercise of Stock Options	323,785

Diluted Common Shares Outstanding at September 30, 2001	187,527,470

Fully Diluted Common Shares and Units Outstanding at September 30, 2001:

252,416,817

(1)   Excludes units owned by the Company (shown here as Company Common Shares) and units not convertible into  common shares.

(2)   Excludes preferred units relating to preferred stock outstanding (see Schedule of Preferred Stock Outstanding).

(3)   Conversion terms provided in footnotes (1) and (2) on page 8 of this document.

SIMON PROPERTY GROUP

Preferred Stock/Units Outstanding

As of September 30, 2001

($ in 000’s)

Per Share

Aggregate

Number of

Liquidation

Liquidation

Ticker

Issuer

Description

Shares/Units

Preference

Preference

Symbol

Preferred Shares:
Convertible
Simon Property Group, Inc.	Series A Preferred	49,839	$1,000	$49,839	N/A
	6.5% Convertible (1)
Simon Property Group, Inc.	Series B Preferred	4,830,057	$100	$483,006	SPGPrB
	6.5% Convertible (2)

Perpetual
Simon Property Group, Inc.	Series E Preferred 8% Cumulative Redeemable (3)	1,000,000	$25	$25,000	N/A
Simon Property Group, Inc.	Series F Preferred	8,000,000	$25	$200,000	SPGPrF
	8 ¾% Perpetual (4)
Simon Property Group, Inc.	Series G Preferred 7.89% Perpetual (5)	3,000,000	$50	$150,000	SPGPrG

Preferred Units:
Simon Property Group, L.P.	Series C 7% Cumulative Convertible Preferred(6)	2,600,895	$28	$72,825	N/A
Simon Property Group, L.P.	Series D 8% Cumulative Redeemable Preferred (7)	2,600,895	$30	$78,027	N/A

(1)   Assumed in connection with the CPI merger.  Each share is convertible into a number of shares of common stock obtained by dividing $1,000 by $26.319 (conversion price), which is subject to adjustment as outlined below.  The stock is not redeemable, except as needed to maintain or bring the direct or indirect ownership of the capital stock of the Company into conformity with the requirements of Section 856(a)(6) of the Code.

(2)   Issued as part of the consideration for the CPI merger.  Each share is convertible into a number of shares of common stock of the Company obtained by dividing $100 by $38.669 (the conversion price), which is subject to adjustment as outlined below.  The Company may redeem the stock on or after September 24, 2003 at a price beginning at 105% of the liquidation preference plus accrued dividends and declining to 100% of the liquidation preference plus accrued dividends any time on or after September 24, 2008.  The shares are traded on the New York Stock Exchange. The closing price on September 30, 2001, was $76.97 per share.  (The conversion prices of the Series A and Series B Convertible Preferred Stock are subject to adjustment by the Company in connection with certain events.)

(3)   Issued in connection with the acquisition of Mall of America.  Simon Property Group, Inc. Series E Preferred 8% Cumulative Redeemable Stock is not redeemable prior to August 27, 2004.

(4)   Represent securities issued to holders of substantially identical securities of SPG Properties, Inc., a former subsidiary of SPG which was merged into SPG effective July 1, 2001.  The shares are redeemable on or after September 29, 2006.  The shares are not convertible into any other securities of SPG.  The shares are traded on the New York Stock Exchange.  The closing price on September 30, 2001, was $24.95 per share.

(5)   Represent securities issued to holders of substantially identical securities of SPG Properties, Inc., a former subsidiary of SPG which was merged into SPG effective July 1, 2001.  The Cumulative Step-Up Premium Rate Preferred Stock was issued at 7.89%. The shares are redeemable after September 30, 2007.  Beginning October 1, 2012, the rate increases to 9.89%. The shares are not convertible into any other securities of SPG.  The shares are traded on the New York Stock Exchange.  The closing price on September 30, 2001 was $46.50 per share.

(6)   Issued in connection with the New England Development Acquisition.  Each unit/share is convertible into 0.75676 shares of common stock on or after August 27, 2004 if certain conditions are met.  Each unit/share is not redeemable prior to August 27, 2009.

(7)   Issued in connection with the New England Development Acquisition.  Each unit/share is not redeemable prior to August 27, 2009.

SIMON PROPERTY GROUP

Reconciliation of Income to Funds From Operations ("FFO")

As of September 30, 2001

(Amounts in thousands, except per share data)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
The Operating Partnership	2001	2000	2001	2000

Income Before Extraordinary Items and Cumulative Effect of Accounting Change (1)(2)	$69,585	$77,434	$203,330	$224,482

Plus: Depreciation and Amortization from Combined Consolidated Properties	110,799	105,600	323,545	302,742

Plus: Simon's Share of Depreciation and Amortization from Unconsolidated Entities	33,955	30,395	98,675	87,251

Plus: Write-off of Technology Investments	16,645	-	16,645	-

Less: (Gain) Loss on Sales of Real Estate	131	(151)	(2,552)	(8,809)

Less: Minority Interest Portion of Depreciation, Amortization and Extraordinary Items	(1,540)	(1,491)	(4,527)	(4,446)

Less: Preferred Distributions (including those of subsidiary)	(19,334)	(19,334)	(58,111)	(58,074)

FFO of the Simon Portfolio	$210,241	$192,453	$577,005	$543,146
Percent Increase	9.2%		6.2%

FFO of the Simon Portfolio	$210,241	$192,453	$577,005	$543,146

Basic FFO per Paired Share:

Basic FFO Allocable to the Companies	$152,683	$139,472	$418,965	$394,021

Basic Weighted Average Paired Shares Outstanding	172,746	172,759	172,413	173,216

Basic FFO per Paired Share	$0.88	$0.81	$2.43	$2.27
Percent Increase	8.6%		7.0%

Diluted FFO per Paired Share:

Diluted FFO Allocable to the Companies	$162,847	$148,962	$447,549	$421,997

Diluted Weighted Average Number of Equivalent Paired Shares	187,416	187,293	187,153	187,803

Diluted FFO per Paired Share	$0.87	$0.80	$2.39	$2.25
Percent Increase	8.8%		6.2%

(1)   Includes gains on land sales of $5.0 million and $6.3 million for the three months ended September 30, 2001 and 2000, respectively, and $8.3 million and $10.8 million for the nine months ended September 30, 2001 and 2000, respectively.

(2)   Includes straight-line adjustments to minimum rent of $3.3 million and $4.6 million for the three months ended September 30, 2001 and 2000, respectively, and $9.4 million and $14.9 million for the nine months ended September 30, 2001 and 2000, respectively.

SIMON PROPERTY GROUP

Selected Financial Information

As of September 30, 2001

(In thousands, except as noted)

	As of or for the
	Nine Months Ended
	September 30,
	2001	2000	% Change
Financial Highlights of the Company

Total Revenue - Consolidated Properties	$1,479,593	$1,459,436	1.4%

Total EBITDA of the Simon Group Portfolio	$1,569,950 (5)	$1,506,114	4.2%
Simon Group's Share of EBITDA	$1,190,650 (5)	$1,160,380	2.6%

Net Income Available to Common Shareholders	$103,936	$111,280	-6.6%
Basic Net Income per Paired Share	$0.60	$0.64	-6.3%
Diluted Net Income per Paired Share	$0.60	$0.64	-6.3%

FFO of the Simon Portfolio	$577,005	$543,146	6.2%
Basic FFO Allocable to the Companies	$418,965	$394,021	6.3%
Diluted FFO Allocable to the Companies	$447,549	$421,997	6.1%
Basic FFO per Paired Share	$2.43	$2.27	7.0%
Diluted FFO per Paired Share	$2.39	$2.25	6.2%

Distributions per Paired Share	$1.575	$1.515	4.0%

Operational Statistics

Occupancy at End of Period:
Regional Malls (1)	90.6%	90.5%	0.1%
Community Shopping Centers (2)	86.0%	91.8%	-5.8%

Average Base Rent per Square Foot:
Regional Malls (1)	$29.03	$27.97	3.8%
Community Shopping Centers (2)	$9.81	$9.22	6.4%

Releasing Spread, Regional Malls:
Opening Base Rent per Square Foot	$35.29	$33.78	4.5%
Closing Base Rent per Square Foot	$28.61	$30.10	-5.0%
Releasing Spread per Square Foot	$6.68	$3.68	81.5%
Percentage Increase	23.3%	12.2%	11.1%

Regional Malls:
Total Tenant Sales Volume, in millions(3)(4)	$11,161	$10,842	2.9%
Comparable Sales per Square Foot (4)	$380	$385	-1.3%
Total Sales per Square Foot (4)	$378	$375	0.8%

Number of U.S. Properties Open at End of Period	250	251	-0.4%

Total U.S. GLA at End of Period, in millions of square feet	184.8	184.1	0.4%

(1)   Includes mall and freestanding stores.

(2)   Includes all Owned GLA.

(3)   Represents only those tenants who report sales.

(4)   Based upon the standard definition of sales for regional malls adopted by the International Council of Shopping Centers which includes only mall and freestanding stores less than 10,000 square feet.

(5)   Excludes technology initiatives.

SIMON PROPERTY GROUP

Selected Financial Information

As of September 30, 2001

(In thousands, except as noted)

	September 30,	September 30,
Equity Information	2001	2000

Limited Partner Units Outstanding at End of Period	64,889	64,966
Paired Shares Outstanding at End of Period	172,819	171,935

Total Common Shares and Units Outstanding at End of Period	237,709	236,901

Basic Weighted Average Paired Shares Outstanding	172,413	173,216
Diluted Weighted Average Number of Equivalent Paired Shares(1)	187,153	187,803

	September 30,	December 31,
	2001	2000
Debt Information

Consolidated Debt	$8,792,090	$8,728,582

Simon Group's Share of Joint Venture Debt	$2,281,283	$2,186,197

Debt-to-Market Capitalization

Common Stock Price at End of Period	$26.91	$24.00

Equity Market Capitalization (2)	$7,346,851	$6,596,008

Total Consolidated Capitalization	$16,138,941	$15,324,590

Total Capitalization - Including Simon Group's Share of JV Debt	$18,420,224	$17,510,787

(1)   Diluted for purposes of computing FFO per share.

(2)   Market value of Common Stock, Units and all issues of Preferred Stock of SPG .

SIMON PROPERTY GROUP

Portfolio GLA, Occupancy & Rent Data

As of September 30, 2001

				Avg. Annualized
				% of Owned	Base Rent Per
		Total	% of	GLA Which	Leased Sq. Ft.
Type of Property	GLA-Sq. Ft.	Owned GLA	Owned GLA	is Leased	of Owned GLA

Regional Malls

-Anchor	97,015,040	30,139,735	27.2%	97.4%	$3.93

-Mall Store	56,310,309	56,262,412	50.8%	90.7%	$29.75
-Freestanding	3,697,269	1,938,162	1.7%	90.0%	$9.30
Subtotal	60,007,578	58,200,574	52.5%	90.6%	$29.03

Regional Mall Total	157,022,618	88,340,309	79.7%	93.0%

Community Shopping Centers

-Anchor	12,756,415	8,143,108	7.3%	86.6%	$7.92
-Mall Store	4,378,652	4,292,894	3.9%	84.6%	13.56
-Freestanding	786,132	324,380.3%		88.8%	9.08
Community Ctr. Total	17,921,199	12,760,382	11.5%	86.0%	$9.81

Office Portion of Mixed-Use Properties	2,524,311	2,524,311	2.3%	86.2%	$19.07

Value-Oriented Super-Regional Malls	6,448,390	6,323,390	5.7%	93.0%	$17.47

Other	842,714	831,738.8%

GRAND TOTAL	184,759,232	110,780,130	100.00%

Occupancy History

		Community
As of	Regional Malls(1)	Shopping Centers(2)

9/30/01	90.6%	86.0%
9/30/00	90.5%	91.8%
12/31/00	91.8%	91.5%
12/31/99	90.6%	88.6%
12/31/98	90.0%	91.4%
12/31/97	87.3%	91.3%
12/31/96	84.7%	91.6%

(1)   Includes mall and freestanding stores.

(2)   Includes all Owned GLA.

SIMON PROPERTY GROUP

Rent Information

As of September 30, 2001

Average Base Rent
	Mall & Freestanding	% Change	Community Shopping Centers	% Change
As of	Stores at Regional Malls

9/30/01	$29.03	3.8%	$9.81	6.4%
9/30/00	27.97	-	9.22	-

12/31/00	$28.31	3.6%	$9.36	12.0%
12/31/99	27.33	6.3	8.36	8.9
12/31/98	25.70	8.7	7.68	3.2
12/31/97	23.65	14.4	7.44	-2.7
12/31/96	20.68	7.8	7.65	4.9

Rental Rates

	Base Rent (1)
	Store Openings	Store Closings	Amount of Change
Year	During Period	During Period	Dollar	Percentage

Regional Malls:
2001 (YTD)	$35.29	$28.61	$6.68	23.3%
2000	35.13	29.24	5.89	20.1
1999	31.25	24.55	6.70	27.3
1998	27.33	23.63	3.70	15.7
1997	29.66	21.26	8.40	39.5
1996	23.59	18.73	4.86	25.9

Community Shopping Centers:
2001 (YTD)	$13.06	$7.61	$5.45	71.6%
2000	14.21	11.51	$2.70	23.5
1999	10.26	7.44	2.82	37.9
1998	10.43	10.95	(0.52)	(4.7)
1997	8.63	9.44	(0.81)	(8.6)
1996	8.18	6.16	2.02	32.8

(1)   Represents the average base rent in effect during the period for those tenants who signed leases as compared to the average base rent in effect during the period for those tenants whose leases terminated or expired.

SIMON PROPERTY GROUP

Lease Expirations(1)

As of September 30, 2001

	Number of	Square	Avg. Base Rent
Year	Leases Expiring	Feet	per Square Foot
			at 9/30/01
Regional Malls - Mall & Freestanding Stores

2001 (10/1 - 12/31)	237	495,379	$27.22
2002	1,839	3,509,546	28.84
2003	1,976	4,408,775	30.43
2004	1,812	4,513,076	30.35
2005	1,708	5,272,402	28.80
2006	1,739	4,865,862	30.26
2007	1,434	4,318,057	31.77
2008	1,285	4,402,405	30.97
2009	1,331	4,352,256	28.85
2010	1,549	4,673,593	32.98
TOTALS	14,910	40,811,351	$30.37

Regional Malls - Anchor Tenants

2001 (10/1 - 12/31)	-	-	-
2002	15	1,731,048	$1.78
2003	16	1,999,403	2.21
2004	26	2,528,258	3.30
2005	25	3,176,590	2.23
2006	23	2,915,254	2.92
2007	9	1,217,125	1.87
2008	16	1,682,610	4.34
2009	16	1,986,791	2.82
2010	14	1,392,776	4.01
TOTALS	160	18,629,855	$2.80

Community Centers - Mall Stores & Freestanding Stores

2001 (10/1 - 12/31)	16	40,188	$13.28
2002	198	439,579	12.41
2003	164	548,488	12.32
2004	162	511,462	13.59
2005	183	637,510	14.66
2006	116	467,569	14.08
2007	38	286,378	10.27
2008	17	124,444	14.07
2009	15	85,993	18.44
2010	25	192,020	14.79
TOTALS	934	3,333,631	$13.38

Community Centers - Anchor Tenants

2001 (10/1 -12/31)	-	-	-
2002	5	165,825	$6.41
2003	13	379,033	6.69
2004	12	410,586	5.09
2005	17	680,836	6.73
2006	14	556,689	6.20
2007	13	483,661	6.14
2008	9	237,172	11.00
2009	13	530,990	7.27
2010	19	719,935	9.62
TOTALS	115	4,164,727	$7.24

(1)   Does not consider the impact of options to renew that may be contained in leases.

SIMON PROPERTY GROUP

SPG's Share of Total Debt Amortization and Maturities by Year

As of September 30, 2001

(In thousands)

		SPG's Share of	SPG's Share of	SPG's Share of
		Secured	Unsecured	Unconsolidated	SPG's Share of
		Consolidated	Consolidated	Joint Venture	Total
Year		Debt	Debt	Debt	Debt

2001	1	50,753	0	2,966	53,719
2002	2	297,339	422,929	115,040	835,308
2003	3	577,835	1,298,000	309,818	2,185,653
2004	4	710,878	803,535	214,641	1,729,054
2005	5	196,409	660,000	346,014	1,202,423
2006	6	174,780	550,000	332,567	1,057,347
2007	7	380,528	180,000	142,399	702,927
2008	8	50,936	200,000	302,799	553,734
2009	9	338,477	450,000	46,971	835,448
2010	10	106,081	0	300,650	406,731
Thereafter		468,889	725,000	160,571	1,354,461

Subtotal Face Amounts		$3,352,905	$5,289,464	$2,274,437	$10,916,806

Premiums and Discounts on Indebtedness, Net		(2,354)	(4,868)	6,846	(376)

SPG's Share of Total Indebtedness		$3,350,551	$5,284,596	$2,281,283	$10,916,430

SIMON PROPERTY GROUP

Summary of Indebtedness

As of September 30, 2001

(In thousands)

		SPG's Share ofIndebtedness
	Total Indebtedness		Weighted Avg.	Weighted Avg. Years
			Interest Rate	to Maturity

Consolidated Indebtedness

Mortgage Debt
Fixed Rate (1)	2,686,455	2,548,276	7.37%	6.0
Other Hedged Debt	87,000	75,250	5.69%	2.3
Floating Rate Debt	737,138	729,379	3.34%	2.8

Total Mortgage Debt	3,510,593	3,352,905	6.58%	5.3

Unsecured Debt
Fixed Rate	4,318,200	4,318,200	7.21%	5.4
Floating Rate Debt	183,264	183,264	5.97%	0.6
Subtotal	4,501,464	4,501,464	7.16%	5.2

Revolving Corporate Credit Facility	583,000	583,000	3.28%	1.9
Revolving Corporate Credit Facility (Hedged)	140,000	140,000	3.28%	1.9
Unsecured Term Loan	65,000	65,000	3.43%	1.9

Total Unsecured Debt	5,289,464	5,289,464	6.50%	4.8

Adjustment to Fair Market Value - Fixed Rate	(8,040)	(7,295)	N/A	N/A
Adjustment to Fair Market Value - Variable Rate	73	73	N/A	N/A
Consolidated Mortgages and Other Indebtedness	8,792,090	8,635,147	6.53%	5.0

Joint Venture Indebtedness
Mortgage Debt
Fixed Rate	3,774,617	1,611,903	7.52%	6.2
Other Hedged Debt	1,037,900	413,319	3.55%	2.8
Floating Rate Debt	619,417	245,959	4.14%	2.2
Subtotal	5,431,934	2,271,181	6.43%	5.1

Unsecured Fixed Rate Debt	6,511	3,256	7.93%	4.3
Total Unsecured Debt	6,511	3,256	7.93%	4.2

Adjustment to Fair Market Value - Fixed Rate	13,686	6,846	N/A	N/A
Joint Venture Mortgages and Other Indebtedness	5,452,131	2,281,283	6.43%	5.1

SPG's Share of Total Indebtedness		10,916,430	6.51%	5.0

(1)  Includes $163,200 of variable rate debt, of which $127,169 is SPG's share, that is effectively fixed to maturity through the use of interest rate hedges.

SIMON PROPERTY GROUP

Summary of Indebtedness By Maturity

As of September 30, 2001

(In thousands)

					SPG's	Weighted Avg
Property		Maturity	Interest	Total	Share of	Interest Rate
Name		Date	Rate	Indebtedness	Indebtedness	by Year

Consolidated Indebtedness
Fixed Rate Mortgage Debt:

Lima Mall - 1		03/01/02	7.12%	14,180	14,180
Lima Mall - 2		03/01/02	7.12%	4,723	4,723
Columbia Center		03/01/02	7.62%	42,326	42,326
Northgate Shopping Center		03/01/02	7.62%	79,035	79,035
River Oaks Center		06/01/02	8.67%	32,500	32,500
North Riverside Park Plaza - 1		09/01/02	9.38%	3,607	3,607
North Riverside Park Plaza - 2		09/01/02	10.00%	3,481	3,481
South Park Mall - 3	(8)	09/15/02	7.01%	2,000	2,000
Hutchinson Mall - 2	(9)	09/15/02	6.81%	4,456	4,456
Hutchinson Mall - 1	(9)	11/01/02	8.44%	11,106	11,106
Palm Beach Mall		12/15/02	7.50%	47,373	47,373
Subtotal 2002				244,787	244,787	7.77%

Raleigh Springs Mall		02/23/03	4.28%	11,000	11,000
Principal Mutual Mortgages - Pool 1	(1),(8)	03/15/03	6.66%	76,950	76,950
Principal Mutual Mortgages - Pool 2	(1),(9)	03/15/03	6.62%	110,337	110,337
South Park Mall	(8)	06/15/03	7.25%	23,680	23,680
Century III Mall		07/01/03	6.78%	66,000	66,000
Miami International Mall		12/21/03	6.91%	44,836	26,902
Subtotal 2003				332,803	314,869	6.65%

Battlefield Mall - 1		01/01/04	7.50%	45,383	45,383
Battlefield Mall - 2		01/01/04	6.81%	43,651	43,651
Forum Phase I - Class A-2		05/15/04	6.19%	44,386	26,632
Forum Phase II - Class A-2		05/15/04	6.19%	40,614	22,338
Forum Phase I - Class A-1		05/15/04	7.13%	46,996	28,198
Forum Phase II - Class A-1		05/15/04	7.13%	43,004	23,652
CMBS Loan - Variable Component	(5)	12/15/04	6.20%	50,000	50,000
CMBS Loan - Fixed Component		12/15/04	7.31%	175,000	175,000
Subtotal 2004				489,034	414,853	6.99%

Tippecanoe Mall - 1	(3)	01/01/05	8.45%	43,975	43,975
Tippecanoe Mall - 2	(3)	01/01/05	6.81%	15,524	15,524
Melbourne Square		02/01/05	7.42%	37,960	37,960
Cielo Vista Mall - 2		11/01/05	8.13%	1,315	1,315
Subtotal 2005				98,774	98,774	7.79%

Treasure Coast Square - 1		01/01/06	7.42%	50,893	50,893
Treasure Coast Square - 2		01/01/06	8.06%	11,812	11,812
Gulf View Square		10/01/06	8.25%	35,954	35,954
Paddock Mall		10/01/06	8.25%	28,592	28,592
Subtotal 2006				127,251	127,251	7.90%

Lakeline Mall		05/01/07	7.65%	70,727	70,727
Cielo Vista Mall - 1	(4)	05/01/07	9.38%	53,142	53,142
Cielo Vista Mall - 3	(4)	05/01/07	6.76%	37,787	37,787
McCain Mall - 1	(4)	05/01/07	9.38%	24,815	24,815
McCain Mall - 2	(4)	05/01/07	6.76%	17,441	17,441
Valle Vista Mall - 1	(4)	05/01/07	9.38%	32,866	32,866
Valle Vista Mall - 2	(4)	05/01/07	6.81%	7,754	7,754
University Park Mall		10/01/07	7.43%	59,500	35,700
Subtotal 2007				304,032	280,232	8.11%

Arsenal Mall - 1		09/28/08	6.75%	33,951	33,951
Subtotal 2008				33,951	33,951	6.75%

College Mall - 1	(3)	01/01/09	7.00%	39,748	39,748
College Mall - 2	(3)	01/01/09	6.76%	11,639	11,639
Greenwood Park Mall - 1	(3)	01/01/09	7.00%	33,290	33,290
Greenwood Park Mall - 2	(3)	01/01/09	6.76%	60,138	60,138
Towne East Square - 1	(3)	01/01/09	7.00%	52,550	52,550
Towne East Square - 2	(3)	01/01/09	6.81%	24,255	24,255
Bloomingdale Court		10/01/09	7.78%	29,406	29,406
Forest Plaza		10/01/09	7.78%	16,128	16,128
Lake View Plaza		10/01/09	7.78%	21,439	21,439
Lakeline Plaza		10/01/09	7.78%	23,505	23,505
Lincoln Crossing		10/01/09	7.78%	3,246	3,246
Matteson Plaza		10/01/09	7.78%	9,441	9,441
Muncie Plaza		10/01/09	7.78%	8,162	8,162
Regency Plaza		10/01/09	7.78%	4,425	4,425
St. Charles Towne Plaza		10/01/09	7.78%	28,324	28,324
West Ridge Plaza		10/01/09	7.78%	5,704	5,704
White Oaks Plaza		10/01/09	7.78%	17,407	17,407
Subtotal 2009				388,807	388,807	7.28%

Trolley Square		08/01/10	9.03%	29,560	26,604
Crystal River		11/11/10	7.63%	16,193	16,193
Biltmore Square		12/11/10	7.95%	26,000	17,342
Port Charlotte Town Center		12/11/10	7.98%	53,250	42,600
Subtotal 2010				125,003	102,739	8.19%

Knoxville Center	(10)	08/11/11	6.99%	63,806	63,806
Ingram Park Mall	(10)	08/11/11	6.99%	84,259	84,259
Towne West Square	(10)	08/11/11	6.99%	55,155	55,155
Northlake Mall	(10)	08/11/11	6.99%	73,607	73,607
Tacoma Mall	(10)	09/28/11	7.00%	135,000	135,000
Subtotal 2011				411,827	411,827	6.99%

Chesapeake Center		05/15/15	8.44%	6,563	6,563
Grove at Lakeland Square, The		05/15/15	8.44%	3,750	3,750
Terrace at Florida Mall, The		05/15/15	8.44%	4,688	4,688
Subtotal 2015				15,001	15,001	8.44%

Arsenal Mall - 2		05/15/16	8.20%	2,080	2,080
Subtotal 2016				2,080	2,080	8.20%

Sunland Park Mall		01/01/26	8.63%	38,375	38,375
Subtotal 2026				38,375	38,375	8.63%

Keystone at the Crossing		07/01/27	7.85%	62,352	62,352
Subtotal 2027				62,352	62,352	7.85%

Other				12,378	12,378
Total Consolidated Fixed Rate Mortgage Debt				2,686,455	2,548,276	7.37%

Variable Rate Mortgage Debt:

Randall Park Mall - 1		12/11/01	5.73%	35,000	35,000
Randall Park Mall - 2		12/11/01	7.63%	5,000	5,000
Subtotal 2001				40,000	40,000	5.97%

White Oaks Mall		03/01/02	5.26%	16,500	9,062
Highland Lakes Center		03/01/02	4.13%	12,877	12,877
Mainland Crossing		03/31/02	4.13%	1,603	1,282
Bowie Mall -1	(6)	12/14/02	4.13%	4,500	4,500
Subtotal 2002				35,480	27,721	4.50%

Richmond Towne Square	(1)	07/15/03	3.63%	58,646	58,646
Shops @ Mission Viejo	(1)	08/31/03	3.68%	145,256	145,256
Arboretum	(1)	11/30/03	4.13%	34,000	34,000
Subtotal 2003				237,902	237,902	3.73%

Jefferson Valley Mall	(1)	01/11/04	3.88%	60,000	60,000
North East Mall	(1)	05/21/04	4.01%	148,794	148,794
Waterford Lakes	(1)	08/16/04	4.03%	65,781	65,781
Subtotal 2004				274,575	274,575	3.98%

Brunswick Square	(1)	06/12/05	4.13%	45,000	45,000
Bowie Mall -2	(1),(6)	12/14/05	4.13%	34,181	34,181
Subtotal 2005				79,181	79,181	4.13%

Chesapeake Square		07/01/06	5.38%	47,000	35,250
Riverway	(1)	10/01/06	3.78%	110,000	110,000
Subtotal 2006				157,000	145,250	4.17%
Total Variable Rate Mortgage Debt				824,138	804,629	4.07%
Total Consolidated Mortgage Debt				3,510,593	3,352,905	6.58%

Fixed Rate Unsecured Debt:

Unsecured Notes - CPI 1		03/15/02	9.00%	250,000	250,000
Subtotal 2002				250,000	250,000	9.00%

Unsecured Notes - CPI 2		04/01/03	7.05%	100,000	100,000
SPG, LP (Bonds)		06/15/03	6.63%	375,000	375,000
SPG, LP (PATS)		11/15/03	6.75%	100,000	100,000
Subtotal 2003				575,000	575,000	6.72%

SCA (Bonds)		01/15/04	6.75%	150,000	150,000
SPG, LP (Bonds)		02/09/04	6.75%	300,000	300,000
SPG, LP (Bonds)		07/15/04	6.75%	100,000	100,000
Simon ERE Facility	(1)	07/31/04	7.75%	28,200	28,200
Unsecured Notes - CPI 3		08/15/04	7.75%	150,000	150,000
Subtotal 2004				728,200	728,200	6.99%

SCA (Bonds)		05/15/05	7.63%	110,000	110,000
SPG, LP (Bonds)		06/15/05	6.75%	300,000	300,000
SPG, LP (MTN)		06/24/05	7.13%	100,000	100,000
SPG, LP (Bonds)		10/27/05	6.88%	150,000	150,000
Subtotal 2005				660,000	660,000	6.98%

SPG, LP (Notes)		01/20/06	7.38%	300,000	300,000
SPG, LP (Bonds)		11/15/06	6.88%	250,000	250,000
Subtotal 2006				550,000	550,000	7.15%

SPG, LP (MTN)		09/20/07	7.13%	180,000	180,000
Subtotal 2007				180,000	180,000	7.13%

SPG, LP (MOPPRS)		06/15/08	7.00%	200,000	200,000
Subtotal 2008				200,000	200,000	7.00%

SPG, LP (Bonds)		02/09/09	7.13%	300,000	300,000
SPG, LP (Bonds)		07/15/09	7.00%	150,000	150,000
Subtotal 2009				450,000	450,000	7.08%

SPG, LP (Notes)		01/20/11	7.75%	200,000	200,000
Subtotal 2011				200,000	200,000	7.75%

Unsecured Notes - CPI 4		09/01/13	7.18%	75,000	75,000
Subtotal 2013				75,000	75,000	7.18%

Unsecured Notes - CPI 5		03/15/16	7.88%	250,000	250,000
Subtotal 2016				250,000	250,000	7.88%

SPG, LP (Bonds)		06/15/18	7.38%	200,000	200,000
Subtotal 2018				200,000	200,000	7.38%
Total Unsecured Fixed Rate Debt				4,318,200	4,318,200	7.21%

Variable Rate Unsecured Debt:

SPG, L.P. Unsecured Term Loan - 1		02/28/02	3.43%	150,000	150,000
SPG, L.P. Unsecured Term Loan - 2	(1)	03/30/02	3.63%	22,929	22,929
Subtotal 2002				172,929	172,929	3.46%

Corporate Revolving Credit Facility	(1)	08/25/03	3.28%	723,000	723,000
Subtotal 2003				723,000	723,000	3.28%

SPG, L.P. Unsecured Term Loan - 3	(1)	03/15/04	3.43%	65,000	65,000
Simon ERE Facility	(1)	07/31/04	3.23%	10,335	10,335
Subtotal 2004				75,335	75,335	3.40%
Total Unsecured Variable Rate Debt				971,264	971,264	3.32%
Total Unsecured Debt				5,289,464	5,289,464	6.50%

Net Premium on Fixed-Rate Indebtedness				(8,040)	(7,295)	N/A
Net Premium on Variable-Rate Indebtedness				73	73	N/A

Total Consolidated Debt				8,792,090	8,635,147	6.53%

Joint Venture Indebtedness
Fixed Rate Mortgage Debt:

Square One		01/01/02	8.40%	103,478	50,847
Subtotal 2002				103,478	50,847	8.40%

Crystal Mall		02/01/03	8.66%	47,125	35,141
Avenues, The		05/15/03	8.36%	55,463	13,866
Subtotal 2003				102,588	49,006	8.58%

Solomon Pond		02/01/04	7.83%	94,330	46,351
Northshore Mall		05/14/04	9.05%	161,000	79,111
Indian River Commons		11/01/04	7.58%	8,329	4,165
Indian River Mall		11/01/04	7.58%	46,215	23,108
Subtotal 2004				309,874	152,735	8.42%

Westchester, The - 1		09/01/05	8.74%	148,437	59,375
Westchester, The - 2		09/01/05	7.20%	52,657	21,063
Subtotal 2005				201,094	80,438	8.34%

Cobblestone Court		01/01/06	7.64%	6,180	2,163
Crystal Court		01/01/06	7.64%	3,570	1,250
Fairfax Court		01/01/06	7.64%	10,320	2,709
Gaitway Plaza		01/01/06	7.64%	7,350	1,715
Plaza at Buckland Hills, The		01/01/06	7.64%	17,570	6,018
Ridgewood Court		01/01/06	7.64%	8,090	2,832
Royal Eagle Plaza		01/01/06	7.64%	7,920	2,772
Village Park Plaza		01/01/06	7.64%	8,960	3,136
West Town Corners		01/01/06	7.64%	10,330	2,411
Westland Park Plaza		01/01/06	7.64%	4,950	1,155
Willow Knolls Court		01/01/06	7.64%	6,490	2,272
Yards Plaza, The		01/01/06	7.64%	8,270	2,895
CMBS Loan - Fixed Component	(7)	05/01/06	7.41%	300,000	150,000
CMBS Loan - Fixed Component – 2	(7)	05/15/06	8.13%	57,100	28,550
Great Northeast Plaza		06/01/06	9.04%	17,217	8,609
Smith Haven Mall		06/01/06	7.86%	115,000	28,750
Mall of Georgia Crossing		06/09/06	7.25%	34,221	17,111
Greendale Mall		11/01/06	8.23%	41,498	20,391
Subtotal 2006				665,036	284,736	7.65%

Town Center at Cobb - 1		04/01/07	7.54%	49,219	24,610
Town Center at Cobb - 2		04/01/07	7.25%	64,416	32,208
Gwinnett Place - 1		04/01/07	7.54%	38,631	19,316
Gwinnett Place - 2		04/01/07	7.25%	84,643	42,322
Mall at Rockingham		08/01/07	7.88%	99,136	24,356
Subtotal 2007				336,045	142,811	7.45%

Metrocenter		02/28/08	8.45%	30,001	15,001
Aventura Mall - A		04/06/08	6.55%	141,000	47,000
Aventura Mall - B		04/06/08	6.60%	25,400	8,467
Aventura Mall - C		04/06/08	6.89%	33,600	11,200
West Town Mall		05/01/08	6.90%	76,000	38,000
Mall of New Hampshire - 1		10/01/08	6.96%	103,008	50,616
Mall of New Hampshire - 2		10/01/08	8.53%	8,385	4,120
Grapevine Mills - 1		10/01/08	6.47%	155,000	58,125
Ontario Mills – 5		11/02/08	6.75%	141,002	35,251
Source, The		11/06/08	6.65%	124,000	31,000
Grapevine Mills - 2		11/05/08	8.39%	14,427	5,410
Ontario Mills – 6		12/05/08	8.00%	10,500	2,625
Subtotal 2008				862,323	306,814	6.86%

Apple Blossom Mall		09/10/09	7.99%	40,392	19,848
Auburn Mall		09/10/09	7.99%	47,288	23,236
Ontario Mills – 4		12/28/09	6.00%	4,198	1,050
Subtotal 2009				91,878	44,133	7.94%

Mall of Georgia		07/01/10	7.09%	200,000	100,000
Coral Square		10/01/10	8.00%	90,000	45,000
Arizona Mills		10/05/10	7.90%	145,100	38,184
Florida Mall, The		11/13/10	7.55%	268,399	134,200
Subtotal 2010				703,499	317,384	7.51%

Atrium at Chestnut Hill		03/11/11	6.89%	48,937	24,046
Cape Cod Mall		03/11/11	6.80%	99,557	48,920
Highland Mall		06/30/11	6.83%	70,953	35,477
Fashion Centre Pentagon Retail		09/11/11	6.63%	167,000	70,975
Polska Shopping Mall		12/30/11	6.49%	12,355	3,583
Subtotal 2011				398,802	183,001	6.74%
Total Joint Venture Fixed Rate Mortgage Debt				3,774,617	1,611,903	7.52%

Variable Rate Mortgage Debt:

Montreal Forum		01/31/02	7.50%	32,843	11,700
Shops at Sunset Place, The		06/30/02	3.78%	113,829	42,686
Subtotal 2002				146,672	54,386	4.58%

Dadeland Mall		02/01/03	3.43%	140,000	70,000
CMBS Loan - Floating Component	(7)	05/01/03	3.13%	184,500	92,250
Concord Mills	(1)	12/02/03	3.98%	180,288	67,608
Liberty Tree Mall	(1)	10/01/03	4.13%	46,160	22,682
Subtotal 2003				550,948	252,540	3.53%

Circle Centre Mall - 1	(1)	01/31/04	3.07%	60,000	8,802
Circle Centre Mall - 2	(1)	01/31/04	4.13%	7,500	1,100
Orlando Premium Outlets	(1)	02/12/04	3.93%	58,173	29,087
Fashion Centre Pentagon Office	(1)	09/10/04	4.13%	33,000	14,025
Subtotal 2004				158,673	53,014	3.84%

Mall of America	(1)	03/10/05	3.14%	312,000	85,800
Emerald Square Mall	(1)	04/01/05	4.12%	145,000	71,249
Arundel Mills	(1)	04/30/05	4.03%	155,124	58,172
Northfield Square	(1)	04/30/05	5.13%	37,000	11,692
Seminole Towne Center	(1)	07/01/05	5.13%	70,500	31,725
Subtotal 2005				719,624	258,638	3.94%

CMBS Loan - Floating Component – 2	(7)	05/15/06	3.00%	81,400	40,700
Subtotal 2006				81,400	40,700	3.00%
Total Joint Venture Variable Rate Debt				1,657,317	659,278	3.77%

Unsecured Debt:

Merchantwired		12/31/05	7.93%	6,511	3,256
Subtotal 2005				6,511	3,256	7.93%
Total Unsecured Debt				6,511	3,256	7.93%

CMBS Loan - Fixed Premium				14,179	7,089
Net Premium on NED Fixed-Rate Indebtedness				(493)	(242)

Total Joint Venture Debt				5,452,131	2,281,283	6.43%

SPG's Share of Total Indebtedness				14,244,221	10,916,430	6.51%

Footnotes:

(1)           Includes applicable extensions available at Simon Group's option.

(2)           This unsecured loan was previously secured by a mortgage of Eastgate Consumer Mall.

(3)           This Pool is secured by cross-collateralized and cross-defaulted mortgages encumbering these four Properties.

(4)           This Pool is secured by cross-collateralized and cross-defaulted mortgages encumbering these three Properties.

(5)           Through an interest rate protection agreement, effectively fixed at an all-in rate of 6.2% .

(6)           These Notes are cross-collateralized.

(7)           These Commercial Mortgage Notes are secured by cross-collateralized mortgages encumbering thirteen Properties.  A weighted average rate is used.

(8)           This Principal Mutual Pool 1 loan is secured by cross-collateralized and cross-defaulted mortgages encumbering four of the Properties (Anderson, Forest Village Park,Longview, and South Park).A weighted average rate is used for these Pool 1 Properties.

(9)           This property is a component of Pool 2 with Principal Mutual.  The loan is secured by cross-collateralized and cross-defaulted mortgages encumbering sixof the Properties (Eastland, Hutchinson, Markland, Midland, North Towne Square and Forest Mall).

(10)         These four notes are cross-collateralized.

SIMON PROPERTY GROUP

Summary of Variable Rate Debt and Interest Rate Protection Agreements

As of September 30, 2001

(In thousands)

		Principal	SPG	SPG's	Interest			Terms of
Property	Maturity	Balance	Ownership	Share of	Rate (1)	Terms of		Interest Rate Protection
Name	Date	9/30/01%		Loan Balance	9/30/01	Variable Rate		Agreement

Consolidated Indebtedness:

Variable Rate Debt Effectively Fixed to Maturity:

Forum Phase I - Class A-2	05/15/04	44,386	60.00%	26,632	6.190%	LIBOR + 0.300%		Through an interest rate protection agreement, effectively fixed at an all-in-rate of 6.19% .

Forum Phase II - Class A-2	05/15/04	40,614	55.00%	22,338	6.190%	LIBOR + 0.300%		Through an interest rate protection agreement, effectively fixed at an all-in-rate of 6.19% .

Simon ERE Facility - Swap component	07/31/04	28,200	100.00%	28,200	7.750%	EURIBOR + 0.600%		Through a cross-currency swap, effectively fixed EURIBORat rate of 7.75%

CMBS Loan - Variable Component	12/15/04	50,000	100.00%	50,000	6.200%	LIBOR + 0.405%		Through an interest rate protection agreement, effectively fixed at an all-in-rate of 6.2%.
		163,200		127,169

Other Hedged Debt:

Randall Park Mall - 1	12/11/01	35,000	100.00%	35,000	5.730%	LIBOR + 3.100%		LIBOR Capped at a rate of 6.40% through maturity. Embedded floor is set at 5.25%
Randall Park Mall - 2	12/11/01	5,000	100.00%	5,000	7.630%	LIBOR + 5.000%		LIBOR Capped at a rate of 6.40% through maturity. Embedded floor is set at 5.25%
Unsecured Revolving Credit Facility - (1.25B - capped)	08/25/03	140,000	100.00%	140,000	3.280%	LIBOR + 0.650%		LIBOR Capped at a rate Subject to an 11.53 % LIBOR cap on $90M and a 16.77% LIBOR cap on $50M%
Chesapeake Square	07/01/06	47,000	75.00%	35,250	5.380%	LIBOR + 2.750%		LIBOR Capped at a rate of 6.5% through July 1, 2004.
		227,000		215,250

Floating Rate Debt:
SPG, L.P. Unsecured Term Loan - 1	02/28/02	150,000	100.00%	150,000	3.430%	LIBOR + 0.800%
Highland Lakes Center	03/01/02	12,877	100.00%	12,877	4.130%	LIBOR + 1.500%
White Oaks Mall	03/01/02	16,500	54.92%	9,062	5.260%	LIBOR + 1.300%		Based on 90-day LIBOR (set on August 31, 2001).
SPG, L.P. Unsecured Term Loan - 2	03/30/02	22,929	100.00%	22,929	3.630%	LIBOR + 1.000%
Mainland Crossing	03/31/02	1,603	80.00%	1,282	4.130%	LIBOR + 1.500%
Bowie Mall -1	12/14/02	4,500	100.00%	4,500	4.130%	LIBOR + 1.500%
Richmond Towne Square	07/15/03	58,646	100.00%	58,646	3.630%	LIBOR + 1.000%
Unsecured Revolving Credit Facility	08/25/03	583,000	100.00%	583,000	3.280%	LIBOR + 0.650%
Shops @ Mission Viejo	08/31/03	145,256	100.00%	145,256	3.680%	LIBOR + 1.050%
Arboretum	11/30/03	34,000	100.00%	34,000	4.130%	LIBOR + 1.500%
Jefferson Valley Mall	01/11/04	60,000	100.00%	60,000	3.880%	LIBOR + 1.250%
SPG, L.P. Unsecured Term Loan - 3	03/15/04	65,000	100.00%	65,000	3.430%	LIBOR + 0.800%
North East Mall	05/21/04	148,794	100.00%	148,794	4.005%	LIBOR + 1.375%
Simon ERE Facility - Variable component	07/31/04	10,335	100.00%	10,335	3.230%	EURIBOR + 0.600%
Waterford Lakes	08/16/04	65,781	100.00%	65,781	4.030%	LIBOR + 1.400%
Brunswick Square	06/12/05	45,000	100.00%	45,000	4.130%	LIBOR + 1.500%
Bowie Mall -2	12/14/05	34,181	100.00%	34,181	4.130%	LIBOR + 1.500%
Riverway	10/01/06	110,000	100.00%	110,000	3.780%	LIBOR + 1.150%
		1,568,402		1,560,643

Joint Venture Indebtedness:

Other Hedged Debt:

Dadeland Mall	02/01/03	140,000	50.00%	70,000	3.430%	LIBOR + 0.800%		LIBOR Capped at 8.45% through February 1, 2002%.
CMBS Loan - Floating Component (IBM)	05/01/03	184,500	50.00%	92,250	3.128%	LIBOR + 0.4965	%(2)	LIBOR Capped at 11.53% through maturity. (3)
Circle Centre Mall - 1	01/31/04	60,000	14.67%	8,802	3.070%	LIBOR + 0.440%		LIBOR Capped at 8.81% through January 31, 2002%.
Circle Centre Mall - 2	01/31/04	7,500	14.67%	1,100	4.130%	LIBOR + 1.500%		LIBOR Capped at 7.75% through January 31, 2002%.
Emerald Square Mall	04/01/05	145,000	49.14%	71,249	4.118%	LIBOR + 1.488%		LIBOR Capped at 7.73% through March 31, 2003%.
Mall of America	03/10/05	312,000	27.50%	85,800	3.143%	LIBOR + 0.513%		LIBOR Capped at 8.7157% through March 12, 2003%.
Northfield Square	04/30/05	37,000	31.60%	11,692	5.130%	LIBOR + 2.500%		LIBOR Capped at 8.50% through April 30,2003, embedded.
Seminole Towne Center	07/01/05	70,500	45.00%	31,725	5.130%	LIBOR + 2.500%		LIBOR Capped at 8% through July 1, 2003.
CMBS Loan - Floating Component - 2 (IBM)	05/15/06	81,400	50.00%	40,700	3.000%	LIBOR + 0.3695	%(2)	LIBOR Capped at 11.83% through maturity.
		1,037,900		413,319

Floating Rate Debt:

Montreal Forum	01/31/02	32,843	35.63%	11,700	7.500%	Canadian Prime
Shops at Sunset Place, The	06/30/02	113,829	37.50%	42,686	3.780%	LIBOR + 1.150%
Liberty Tree Mall	10/01/03	46,160	49.14%	22,682	4.130%	LIBOR + 1.500%
Concord Mills	12/02/03	180,288	37.50%	67,608	3.980%	LIBOR + 1.350%
Orlando Premium Outlets	02/12/04	58,173	50.00%	29,087	3.930%	LIBOR + 1.300%
Arundel Mills	04/30/05	155,124	37.50%	58,172	4.030%	LIBOR + 1.400%
Fashion Centre Pentagon Office	09/10/04	33,000	42.50%	14,025	4.130%	LIBOR + 1.500%
		619,417		245,959

SIMON PROPERTY GROUP

New Development Activities

As of September 30, 2001

	Simon		Total	Non-Anchor
	Group's	Actual/	Projected	Sq. Footage
Mall/	Ownership	Projected	Cost (1)	Leased/	GLA
Location	Percentage	Opening	($in millions)	Committed	(sq. ft.)

Projects Under Construction

Bowie Town Center Bowie, MD	100.0%	18-Oct-01	$66	100%	657,000

Anchors/Major Tenants:	Hecht's, Sears, Old Navy, Barnes & Noble, Bed Bath & Beyond, Safeway

(1) Includes soft costs such as architecture and engineering fees, tenant costs (allowances/leasing commissions), development, legaland other fees, marketing costs, cost of capital, and other related costs.

SIMON  PROPERTY GROUP

Significant Renovation/Expansion Activities

As of September 30, 2001

	Simon Group's	Actual/	Projected Cost	GLA Before	New or Incremental
Mall/	Ownership	Projected	(in millions)	Renov/Expan	GLA
Location	Percentage	Opening	(1)	(sq. ft.)	(sq. ft.)

Recently Completed

The Shops at Mission Viejo	100%	8/01	$146	817,000	427,000
Mission Viejo, CA

Project Description:	Macy's expansion (opened 8/01 )
	Previously opened: Old Navy, PF Chang's and California Café (12/00);
	Robinsons-May expansion and remodel and food court addition (10/00);
	New Nordstrom, small shop expansion and renovation, new parking structure;
	new Saks Fifth Avenue (9/99)

North East Mall	100%	10/01	$103	1,141,000	308,000
Hurst, TX

Project Description:	New Foley's (opened 10/01)
	Previously opened: New Nordstrom (3/01); new Saks Fifth Avenue, mall
	renovation and parking deck (9/00); JCPenney remodel and expansion and
	parking deck (11/99); new Dillard's, mall expansion and parking deck (9/99)

(1)  Includes soft costs such as architecture and engineering fees, tenant costs (allowances/leasing commissions), development,legal and other fees, marketing costs, cost of capital, and other related costs.

SIMON PROPERTY GROUP

Capital Expenditures

For the Nine Months Ended September 30, 2001

(In millions)

		Joint Venture Properties

	Consolidated		Simon’s
	Properties	Total	Share

New Developments	$59.6	$44.0	$16.9

Renovations and Expansions	76.3	35.0	16.2

Tenant Allowances	37.0	15.9	6.1

Operational Capital Expenditures at Properties	19.8	7.0	3.1

Other	-	-	-

Totals	$192.7	$101.9	$42.3